Putnam
New York
Tax Exempt
Opportunities Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Amid the challenges presented by a slowing economy, the Federal Reserve Board's sharp decline in interest rates, and the September 11 attacks on New York City, we are pleased to note how well Putnam New York Tax Exempt Opportunities Fund fared during the fiscal year ended November 30, 2001.

The fund's success is a tribute to the efforts of Fund Manager David Hamlin and the credit team that supports him as they made their way through this difficult period. It has been encouraging, as well, to see that even after the tragedy, New York's municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, David discusses in detail the environment in which the team worked during the fiscal year and reviews the strategy they used within that framework, both before and after the attacks. As the fund begins a new fiscal year, he is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 9, 2002


REPORT FROM FUND MANAGEMENT

David E. Hamlin

Amid great uncertainty and market volatility, mutual fund investors frequently benefit from having shares in a portfolio of securities rather than owning a small number of holdings. Unforeseen events, such as the September 11 tragedies, serve to remind us all of the important role diversification can play in protecting assets. With holdings spread across a wide range of locations, issuers and maturities, Putnam New York Tax Exempt Opportunities Fund benefited from this diversity during the 12 months ended November 30, 2001.

Total return for 12 months ended 11/30/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   8.89%   3.72%    8.19%   3.19%    8.15%   7.15%    8.57%   5.03%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* UNPRECEDENTED DECLINE IN INTEREST RATES

By now, the dramatic drop in interest rates during 2001 may seem relegated to the record books, especially as observers begin to contemplate the possibility of an economic recovery in 2002 and the eventual rise in interest rates. However, we can't underestimate the pervasive effect of the Federal Reserve Board's actions upon the fixed income markets, both in terms of its psychology and the level of inflation.

The Fed's aggressive monetary policy, which was designed to revive the ailing U.S. economy, pushed short-term interest rates considerably lower in a relatively short period. The Fed reduced the federal funds rate and the discount rate 10 times from January through the end of November and an 11th time shortly after the end of the period. Many of the moves came in half- percentage-point decreases, which by historical standards are quite noteworthy and underscore the Fed's unwavering commitment to bolstering investor confidence and reassuring financial markets. Even in the aftermath of September 11, the Fed did its part to help the financial markets regain their footing. Working in concert with other central banks, the Fed helped restore some degree of stability by pumping billions of dollars in cash reserves into the banking system. The added liquidity helped soften the impact of the terrorists' actions upon an already fragile economy.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Education                      18.8%

Transportation                 17.1%

Health care/
hospitals                      12.6%

Utilities                      10.2%

Water & sewer                   7.1%

Footnote reads:
*Based on net assets as of 11/30/01. Holdings will vary over time.

While lower interest rates complicate our efforts to maintain the fund's level of current income, the ensuing price appreciation is favorable for the municipal bonds in your portfolio. Furthermore, when inflation is low, bondholders are able to keep more of their investment returns.

As a result of the Fed's actions, the municipal bond yield curve changed dramatically during the year. The curve, which had been relatively flat early in the year, became quite steep when short-term rates fell more significantly than long-term rates. Meanwhile, long-term rates have remained high out of concern that a combination of factors -- higher government spending, Fed-induced liquidity, and the possibility that lower short-term interest rates might induce consumers and businesses to increase their spending -- could trigger a resurgence of inflation.

As the municipal bond yield curve steepened, we moved the portfolio away from a bulleted structure, which concentrates assets in intermediate maturity bonds, toward more of a barbell structure, which focuses assets on short and long maturity bonds. This strategy affords greater protection of principal in the event that short-term interest rates rise, as they did briefly in the first half of November. When interest rates rise and the yield curve flattens, intermediate rates tend to rise the most dramatically, which has a large negative effect on principal.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 36.1%

Aa/AA -- 18.6%

A -- 9.9%

Baa/BBB -- 13.9%

Ba/BB -- 4.8%

B -- 15.5%

Other -- 1.2%

Footnote reads:
*As a percentage of market value as of 11/30/01. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* FUND IN STRONG POSITION TO WEATHER 9/11

While your fund's exposure to bonds directly affected by the September 11 terrorist acts was reduced by its diversification and our desire to limit investment in the direct obligations of New York City, it did not escape the tragedy entirely. However, only a small percentage of the fund's assets were invested in uninsured bonds issued by New York City or the Port Authority of New York and New Jersey. We believe the risk of default by New York City is still very remote. Post-September 11, we did sell additional NYC general obligation bonds, thereby limiting downward market pressure.


Putnam New York Tax Exempt Opportunities Fund ranked 15th of the 103 New York municipal debt funds tracked by Lipper, Inc. for the year ended November 30, 2001.

Past performance is not indicative of future results. Lipper rankings are based on total return performance, vary over time, and do not include the effect of sales charges. For the 5- and 10-year periods ended 11/30/01, the fund's class A shares ranked 32 out of 79 (top 40%) and 21 out of 35 municipal debt funds (top 59%), respectively. Performance of other share classes will vary.


In the aftermath of September 11, New York City is facing new economic pressures, but it is our opinion that it is highly unlikely that debt service payments will be interrupted. As of November 30, the major rating agencies had affirmed their investment-grade ratings of New York City general obligation bonds (A2 and A by Moody's and Standard & Poor's, respectively). We don't expect the rating agencies to downgrade New York City's credit rating soon.

We believe New York City will have adequate federal, state, and local resources to deal with the short-term economic and financial consequences of the terrorist attack. In addition, New York City is highly regarded for its fiscal management. While a great deal of uncertainty exists longer-term, we anticipate incoming Mayor-elect Bloomberg and his administration, in cooperation with the City Council, the New York congressional delegation, and the federal and state governments, will meet the challenges of rebuilding and reducing budgetary pressures.

* LOWER-RATED BONDS: LAND OF OPPORTUNITY

For the past several years, we have been adding higher-yielding lower rated municipal bonds with attractive risk/reward characteristics. The fund retains its average quality rating of A, but the presence of these lower quality bonds is adding valuable income and appreciation potential, which we believe will become even more apparent as the economy recovers.

Many of the fund's recent purchases exemplify the kinds of diverse opportunities we have uncovered in the New York municipal market. Health care has long been a key industry for the fund, but today the sector offers exceptional promise after more than four years of painful reorganization. New York City IDA for Staten Island University Hospital bonds, rated Baa3 and BBB- by Moody's and Standard & Poor's, respectively, are funding new construction and buying radiology equipment. The fund also added Orange County IDA Civic Facilities revenue bonds, which are financing the construction of Arden Hills Care Center, an assisted living and senior nursing facility in the Newburgh area.

Like assisted living and nursing care facilities, youth centers provide a much needed service for a particular sector of the population. Another recent fund acquisition was Cicero, New York, Local Development Corp. bonds issued to finance the construction of a community recreation facility housing two ice arenas and a YMCA. Moody's rates these bonds Baa2. In the transportation sector, we added New York City IDA Special Airport Facilities revenue bonds for Airis JFK LLC Project, which are funding the construction of a state-of-the-art cargo facility at JFK Airport. Rated Baa3 and BBB- by Moody's and Standard & Poor's, respectively, this cargo facility will be utilized by several international airlines. While these holdings were viewed favorably at the end of the period, they are subject to review and adjustment in accordance with the fund's investment strategy, and may vary in the future.

* NEUTRAL BIAS UNTIL TRENDS EMERGE

It has become apparent that the U.S. economy has been in a recession since March. Since the average recession typically lasts 11 months, we could be turning the corner in the not too distant future. In fact, the events of September 11 and the enormously negative sentiment that followed may have accelerated the course of the recession, according to many economists.

The jump in short-term Treasury yields in early November suggests that investors are also expecting growth to resume in 2002. Carefully selected lower-rated bonds will continue to play a considerable role in your fund's performance. With investors favoring high-quality bonds during the past two years, we believe the lower-rated sectors of the tax-free market should be substantial beneficiaries as the economy strengthens in 2002.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Tax Exempt Opportunities Fund is designed for investors seeking a high level of current income free from federal, New York state, and New York City personal income tax.

TOTAL RETURN FOR PERIODS ENDED 11/30/01

                     Class A         Class B         Class C         Class M
(inception dates)   (11/7/90)       (2/1/94)        (7/26/99)       (2/10/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            8.89%   3.72%   8.19%   3.19%   8.15%   7.15%   8.57%   5.03%
------------------------------------------------------------------------------
5 years          29.27   23.11   25.11   23.13   24.36   24.36   27.47   23.35
Annual average    5.27    4.25    4.58    4.25    4.46    4.46    4.97    4.29
------------------------------------------------------------------------------
10 years         83.02   74.40   70.83   70.83   69.18   69.18   76.82   70.99
Annual average    6.23    5.72    5.50    5.50    5.40    5.40    5.87    5.51
------------------------------------------------------------------------------
Annual average
(life of fund)    6.60    6.14    5.86    5.86    5.76    5.76    6.22    5.91
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/01

                            Lehman Municipal          Consumer
                               Bond Index            price index
------------------------------------------------------------------------------
1 year                           8.76%                 1.95%
------------------------------------------------------------------------------
5 years                         34.44                 11.91
Annual average                   6.10                  2.28
------------------------------------------------------------------------------
10 years                        96.06                 28.88
Annual average                   6.96                  2.57
------------------------------------------------------------------------------
Annual average
(life of fund)                   7.40                  2.61
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/91

               Fund's class A       Lehman Municipal       Consumer price
Date            shares at POP          Bond Index              index

11/30/91            9,425                10,000                10,000
11/30/92           10,409                11,003                10,305
11/30/93           11,353                12,222                10,581
11/30/94           11,022                11,583                10,864
11/30/95           12,765                13,773                11,161
11/30/96           13,341                14,583                11,517
11/30/97           14,512                15,630                11,734
11/30/98           15,345                16,844                11,916
11/30/99           14,741                16,662                12,221
11/30/00           16,332                18,026                12,642
11/30/01          $17,440               $19,606               $12,888

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,083 and $16,918, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,682 ($17,099 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/01

                     Class A        Class B         Class C         Class M
------------------------------------------------------------------------------
Distributions
(number)               12             12              12              12
------------------------------------------------------------------------------
Income 1           $0.462181       $0.404159       $0.392501      $0.434931
------------------------------------------------------------------------------
Capital gains 1        --              --              --             --
------------------------------------------------------------------------------
  Total            $0.462181       $0.404159       $0.392501      $0.434931
------------------------------------------------------------------------------
Share value:      NAV     POP          NAV             NAV       NAV     POP
------------------------------------------------------------------------------
11/30/00         $8.62   $9.05        $8.61           $8.63     $8.61   $8.90
------------------------------------------------------------------------------
11/30/01          8.91    9.35         8.90            8.93      8.90    9.20
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2            5.26%   5.01%        4.60%           4.44%     4.95%   4.79%
------------------------------------------------------------------------------
Taxable
equivalent (a) 3  9.27    8.83         8.11            7.83      8.73    8.44
------------------------------------------------------------------------------
Taxable
equivalent (b) 3  9.65    9.19         8.44            8.15      9.08    8.79
------------------------------------------------------------------------------
Current
30-day SEC
yield 4           4.46    4.25         3.80            3.64      4.15    4.02
------------------------------------------------------------------------------
Taxable
equivalent (a) 3  7.86    7.49         6.70            6.42      7.32    7.09
------------------------------------------------------------------------------
Taxable
equivalent (b) 3  8.18    7.80         6.97            6.68      7.61    7.37
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes (a) maximum 43.27% combined 2001 federal income tax and New
  York state personal income tax rates or (b) maximum 45.49% combined 2001 federal, New York state and New York City tax rates. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines

TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/7/90)       (2/1/94)        (7/26/99)       (2/10/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            4.96%  -0.05%   4.30%  -0.69%   4.27%   3.28%   4.65%   1.31%
------------------------------------------------------------------------------
5 years          28.16   22.14   24.21   22.24   23.37   23.37   26.40   22.27
Annual average    5.09    4.08    4.43    4.10    4.29    4.29    4.80    4.10
------------------------------------------------------------------------------
10 years         78.28   69.75   66.73   66.73   64.81   64.81   72.42   66.76
Annual average    5.95    5.43    5.24    5.24    5.12    5.12    5.60    5.25
------------------------------------------------------------------------------
Annual average
(life of fund)    6.42    5.97    5.70    5.70    5.59    5.59    6.05    5.73
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

The Lehman Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam New York Tax Exempt Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Opportunities Fund, including the fund's portfolio, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the thirty-six month period ended November 30, 1999 were audited by other auditors whose report dated January 6, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Opportunities Fund as of November 30, 2001, the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                        KPMG  LLP
Boston, Massachusetts
January 8, 2002



THE FUND'S PORTFOLIO
November 30, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.4%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (94.3%)
-------------------------------------------------------------------------------------------------------------------
$         1,460,000 Albany, Indl. Dev. Agcy. Fac. Rev. Bonds
                    (Albany Med. Ctr.), 6s, 5/1/29 (SEG)                                  BB/P       $    1,293,925
          3,400,000 Battery Park, City Auth. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/2s, 11/1/16                                                Aaa             3,506,250
          2,000,000 Chautauqua Cnty., Indl. Dev. Agcy. Rev.
                    Bonds (Womans Christian Assn.),
                    Ser. A, 6.4s, 11/15/29                                                B+/P            1,902,500
            845,000 Cicero, Local Dev. Corp. Rev. Bonds
                    (Cicero Cmnty. Recreation), Ser. A,
                    6 5/8s, 5/1/21                                                        Baa2              892,531
          1,000,000 Dutchess Cnty., Indl. Dev. Agcy. Rev.
                    Bonds (Vassar College), 5.35s, 9/1/40                                 Aa2             1,005,000
          5,000,000 Erie Cnty., Indl. Dev. Life Care Cmnty.
                    Rev. Bonds (Episcopal Church Home),
                    Ser. A, 6s, 2/1/28                                                    B+/P            4,575,000
          2,250,000 Essex Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Intl. Paper Co.), Ser. A, 6.15s, 4/1/21                              Baa2            2,314,688
          2,000,000 Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev.
                    Bonds (Gurwin Jewish Sr. Residence),
                    Ser. A, 6s, 5/1/29                                                    B+/P            1,765,000
          2,340,000 Ithaca, Hsg. Corp. Mtge. Rev. Bonds
                    (Eddygate Park Apts.), 9s, 6/1/06                                     BBB+/P          2,398,500
          2,650,000 Jefferson Cnty., Indl. Dev. Agcy. Solid
                    Waste Disp. Rev. Bonds (Champion
                    Intl. Corp.), 7.2s, 12/1/20                                           Baa2            2,755,576
          1,360,000 Lockport, Hsg. Dev. Corp. Rev. Bonds
                    (Urban Pk. Towers), Ser. A, 6s, 10/1/18                               Baa2            1,378,700
                    Long Island, Pwr. Auth. NY Elec. Syst. IFB
          5,000,000 9.45s, 12/1/24 (acquired 5/19/98,
                    cost $5,435,000) (RES)                                                AA-             5,368,750
          5,000,000 MBIA, 8.41s, 4/1/12 (acquired 11/3/98,
                    cost $5,422,100) (RES)                                                AAA             5,437,500
          2,500,000 Metropolitan Trans. Auth. Dedicated Tax
                    Fund Rev. Bonds, Ser. A, MBIA,
                    6 1/4s, 4/1/11                                                        Aaa             2,875,000
          1,000,000 Mount Vernon, Indl. Dev. Agcy. Fac. Rev.
                    Bonds (Wartburg Senior Hsg.,
                    Inc.-Meadowview), 6.2s, 6/1/29                                        B+/P              867,500
                    Nassau Cnty., G.O. Bonds, Ser. A, FGIC
          1,000,000 6s, 7/1/13                                                            Aaa             1,125,000
          2,300,000 6s, 7/1/11                                                            Aaa             2,593,250
            825,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst.), Ser. D,
                    5 5/8s, 11/1/09                                                       BB+/P             820,875
          5,000,000 Niagara Falls, City School Dist. COP,
                    5 7/8s, 6/15/19                                                       Baa2            5,156,250
                    NY City, G.O. Bonds
            300,000 Ser. B, 8 1/4s, 6/1/05                                                A                 346,125
             35,000 Ser. E, 7.6s, 2/1/05                                                  A2                 35,773
          2,670,000 Ser. E, 7.6s, 2/1/05, Prerefunded                                     AAA             2,733,546
             45,000 Ser. F, 7.6s, 2/1/05                                                  A2                 45,994
          2,000,000 Ser. I, 5 7/8s, 3/15/14                                               A               2,100,000
          1,000,000 NY City, IFB, AMBAC, 10.12s, 9/1/11                                   Aaa             1,063,310
                    NY City, Indl. Dev. Agcy. Civic Fac.
                    Rev. Bonds
          7,775,000 (Parking Corp.), 8 1/2s, 12/30/22                                     B/P             8,241,500
          1,750,000 (The Lighthouse, Inc. ), 6 1/2s, 7/1/22                               AAA/P           1,830,185
                    NY City, Indl. Dev. Agcy. Rev. Bonds
          5,000,000 (Visy Paper Inc.), 7.95s, 1/1/28                                      B+/P            5,275,000
          1,300,000 (Staten Island U. Hosp. Project),
                    Ser. A, 6 3/8s, 7/1/31                                                Baa3            1,291,875
          5,000,000 (Brooklyn Navy Yard Cogen. Partners),
                    6.2s, 10/1/22                                                         Baa3            5,312,500
          2,575,000 (Brooklyn Polytech U. Project J),
                    6 1/8s, 11/1/30                                                       Baa3            2,681,219
          1,250,000 (Field Hotel Assoc.), 6s, 11/1/28                                     B/P             1,153,125
          1,440,000 (Brooklyn Navy Yard Cogen. Partners),
                    5.65s, 10/1/28                                                        Baa3            1,422,000
            500,000 NY City, Indl. Dev. Agcy. Special Arpt.
                    Fac. Rev. Bonds (JFK I, LLC Project),
                    Ser. A, 5 1/2s, 7/1/28                                                Baa3              443,125
          1,250,000 NY City, Indl. Dev. Agcy. Special Fac.
                    Rev. Bonds (British Airways),
                    5 1/4s, 12/1/32                                                       BBB-              934,375
                    NY City, Muni. Wtr. & Swr. Fin. Auth.
                    Rev. Bonds
          5,000,000 MBIA, 6.82s, 6/15/13                                                  Aaa             5,331,250
          5,000,000 FGIC, 4 3/4s, 6/15/31                                                 Aaa             4,668,750
                    NY City, Transitional Fin. Auth. Rev.
                    Bonds
          1,000,000 Ser. C, 5s, 5/1/26                                                    AA+               967,500
          1,000,000 (NY City Recvy.), Ser. A, 3 1/4s,
                    10/2/02                                                               MIG1/P          1,010,400
                    NY State Dorm. Auth. Rev. Bonds
            170,000 (City U.), Ser. D, 8 3/4s, 7/1/03                                     A-                186,363
          5,000,000 (State U. Edl. Fac.), Ser. A, 7 1/2s,
                    5/15/13                                                               AA-             6,350,000
          2,030,000 (Our Lady of Mercy), FHA Insd., 6.3s,
                    8/1/32                                                                Aaa             2,116,153
                    NY State Dorm. Auth. Rev. Bonds
          1,340,000 (Schools PG - Issue 2), Ser. E, AMBAC,
                    5 3/4s, 7/1/19                                                        Aaa             1,430,450
          2,650,000 (City U. Syst.), Ser. A, FGIC, 5 3/4s,
                    7/1/09                                                                AAA             2,924,938
          1,310,000 (Mental Hlth. Svcs. Fac.), Ser. B,
                    MBIA, 5 3/4s, 7/1/09                                                  Aaa             1,450,825
          1,000,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40                                  Aaa             1,080,000
          5,000,000 (Hlth. Facs.), FSA, Ser. 1, 4 3/4s, 1/15/29                           Aaa             4,650,000
          4,000,000 (St. John's U.), MBIA, 4 3/4s, 7/1/28                                 Aaa             3,735,000
            725,000 (State U. Edl. Fac.), Ser. B, zero %,
                    5/15/09                                                               AA-               521,094
          1,000,000 NY State Dorm. Auth. VRDN
                    (Oxford U. Press Inc.), 1 1/2s, 7/1/23                                VMIG1           1,000,000
                    NY State Energy Res. & Dev. Auth. Elec.
                    Fac. Rev. Bonds (Long Island Ltg. Co.)
            530,000 Ser. A, 7.15s, 12/1/20                                                A-                547,501
          1,185,000 Ser. A, 7.15s, 6/1/20                                                 A-              1,224,129
            420,000 Ser. A, 7.15s, 6/1/20, Prerefunded                                    Baa3              439,492
            160,000 Ser. B, 7.15s, 9/1/19                                                 A-                165,275
             70,000 Ser. B, 7.15s, 9/1/19, Prerefunded                                    Baa3               73,249
                    NY State Energy Res. & Dev. Auth. Gas
                    Fac. IFB (Brooklyn Union Gas Co.)
          2,000,000 Ser. B, 11.47s, 7/1/26                                                A+              2,457,500
          3,500,000 10.322s, 4/1/20                                                       A+              4,130,000
                    NY State Energy Res. & Dev. Auth. Poll.
                    Control Rev. Bonds
          1,750,000 (Niagra Mohawk Pwr. Corp.), Ser. A,
                     FGIC, 7.2s, 7/1/29                                                   Aaa             1,951,250
          1,000,000 (Lilco Project), Ser. B, 5.15s, 3/1/16                                A-                992,500
                    NY State Env. Fac. Corp. Poll. Control
                    Rev. Bonds
          1,000,000 Ser. B, 7 1/2s, 3/15/11                                               Aa2             1,004,190
            210,000 7s, 6/15/12                                                           Aaa               214,811
          2,720,000 (State Wtr. Revolving Fund), Ser. A,
                    5 7/8s, 6/15/14                                                       Aaa             2,896,800
                    NY State Hsg. Fin. Agcy. Rev. Bonds, Ser. A
             50,000 7 1/4s, 9/15/12                                                       AAA                51,744
            450,000 7 1/4s, 9/15/12, Prerefunded                                          Aaa               465,696
          4,300,000 NY State Hwy. & Bridge Auth. Hwy. &
                    Bridge Trust Fund Rev. Bonds., Ser. B,
                    FGIC, 6s, 4/1/14                                                      Aaa             4,719,250
                    NY State Med. Care Fac. Fin. Agcy. Rev.
                    Bonds
            205,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s,
                    2/15/18                                                               A                 210,890
            700,000 (Hosp. & Nursing Home Insd. Mtge.),
                    Ser. D, FHA Insd., 6.6s, 2/15/31                                      AA/P              749,000
          2,000,000 NY State Pwr. Auth. Rev. Bonds, 5s,
                    11/15/06                                                              Aa2             2,147,500
                    NY State Urban Dev. Corp. Rev. Bonds
          1,685,000 (Clarkson Ctr. ), 5 1/2s, 1/1/20                                      AA-             1,786,100
          3,345,000 (Clarkson Ctr.), 5 1/2s, 1/1/15                                       AA-             3,629,325
          2,000,000 (Syracuse U. ), 5 1/2s, 1/1/15                                        AA-             2,170,000
          5,000,000 (Ctr. for Indl. Innovation), Ser. A,
                    5 1/2s, 1/1/13                                                        AA-             5,393,750
          1,000,000 (Correctional Fac.-SVC Contracts),
                    Ser. A, 5s, 1/1/28                                                    AA-               962,500
          1,000,000 Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (St. Elizabeth Med.), Ser. A, 5 7/8s,
                    12/1/29                                                               BB-/P             845,000
          1,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev.
                    Bonds (Solvay Paperboard, LLC),
                    7s, 11/1/30                                                           BB-/P           1,050,000
            750,000 Orange Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Arden Hill Care Ctr. Newburgh),
                    Ser. C, 7s, 8/1/31                                                    BB-/P             733,125
                    Port Auth. NY & NJ Rev. Bonds
          1,100,000 (Kennedy Intl. Arpt. - 5th Installment),
                    6 3/4s, 10/1/19                                                       BB/P            1,117,875
          1,000,000 (Kennedy Intl. Arpt. - 4th Installment),
                    6 3/4s, 10/1/11                                                       BB/P            1,047,500
            175,000 (Cons. ), Ser. 78, 6 1/2s, 10/15/08                                   AA-               178,645
          2,000,000 (Cons.), Ser. 83, 6 3/8s, 10/15/17                                    AA-             2,066,620
          5,755,000 Port Auth. NY & NJ Special Oblig. Rev.
                    Bonds (Continental/Eastern Laguardia),
                    9 1/8s, 12/1/15                                                       B2              5,794,592
            500,000 Suffolk Cnty., Indl. Dev. Agcy. Fac. Civic
                    Fac. Rev. Bonds (Southampton Hosp.
                    Assn.), Ser. B, 7 5/8s, 1/1/30                                        B-/P              506,250
                    Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
            500,000 (Southampton Hosp.), Ser. A, 7 1/4s,
                    1/1/30                                                                B-/P              488,125
          2,000,000 (Nissequogue Cogen Partners Fac.),
                    5 1/2s, 1/1/23                                                        BB+/P           1,870,000
            325,000 Suffolk Cnty., Indl. Dev. Agcy. VRDN
                    (Target Rock Corp.), 1.55s, 2/1/07                                    A-1+/P            325,000
            800,000 Syracuse, Indl. Dev. Agcy. Rev. Bonds
                    (1st Mtge. - Jewish Home), Ser. A,
                    7 3/8s, 3/1/21                                                        BB-/P             820,000
                    Triborough, Bridge & Tunnel Auth. Rev.
                    Bonds
          4,000,000 FGIC, 5 1/4s, 1/1/14                                                  Aaa             4,165,000
          2,500,000 Ser. A, 5s, 1/1/32                                                    Aa3             2,431,250
          3,350,000 Ser. 78, MBIA, 4 3/4s, 1/1/24                                         Aaa             3,199,250
          2,000,000 Westchester Cnty., Hlth. Care Corp.
                    Rev. Bonds, Ser. A, 5 7/8s, 11/1/25                                   A               2,097,500
                                                                                                      -------------
                                                                                                        187,482,354

Puerto Rico (5.1%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Cmnwlth. of PR, G.O. Bonds, FGIC,
                    5 1/2s, 7/1/13                                                        Aaa             1,629,375
          4,700,000 Cmnwlth. of PR, Hwy. & Trans. Auth. IFB,
                    Ser. W, 6.461s, 7/1/08                                                A               5,023,125
          2,000,000 Cmnwlth. of PR, Infrastructure Fin. Auth.
                    Special Oblig. Rev. Bonds, Ser. A,
                    5 1/2s, 10/1/40                                                       Aaa             2,090,000
          1,500,000 U. of PR Rev. Bonds, Ser. O, MBIA,
                    5 3/8s, 6/1/30                                                        Aaa             1,520,625
                                                                                                      -------------
                                                                                                         10,263,125
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $194,015,655) (b)                                         $ 197,745,479
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $198,861,108.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $194,015,655, resulting in gross unrealized appreciation and depreciation of $7,359,288 and $3,629,464, respectively, or net unrealized appreciation of $3,729,824.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2001 was $10,806,250 or 5.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2001.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN are the current interest rates at November 30, 2001.

      The fund had the following industry group concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

         Education                 18.8%
         Transportation            17.1
         Health care/hospitals     12.6
         Utilities                 10.2

      The fund had the following insurance concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

         FGIC                      12.0%
         MBIA                      11.8

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2001
                               Aggregate Face  Expiration      Unrealized
                 Total Value       Value          Date        Depreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Long)     $1,058,125      $1,070,043      Dec-01        $(11,918)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $194,015,655) (Note 1)                                        $197,745,479
-------------------------------------------------------------------------------------------
Cash                                                                                724,938
-------------------------------------------------------------------------------------------
Interest receivable                                                               3,848,825
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              299,616
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              1,250
-------------------------------------------------------------------------------------------
Total assets                                                                    202,620,108

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               275,602
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,892,757
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          157,512
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        247,188
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           65,595
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        18,036
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,472
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               89,485
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               11,353
-------------------------------------------------------------------------------------------
Total liabilities                                                                 3,759,000
-------------------------------------------------------------------------------------------
Net assets                                                                     $198,861,108

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $198,437,557
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        245,531
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (3,539,886)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        3,717,906
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $198,861,108

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($135,790,713 divided by 15,245,145 shares)                                           $8.91
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.91)*                                $9.35
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($58,190,434 divided by 6,534,819 shares)***                                          $8.90
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,879,593 divided by 322,580 shares)***                                             $8.93
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,000,368 divided by 224,873 shares)                                                $8.90
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.90)**                               $9.20
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2001
Tax exempt interest income:                                                     $11,542,924
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    964,205
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      209,442
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,817
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,470
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               266,098
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               476,513
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                15,671
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                10,282
-------------------------------------------------------------------------------------------
Other                                                                                86,698
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,051,196
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (64,793)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,986,403
-------------------------------------------------------------------------------------------
Net investment income                                                             9,556,521
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (2,482)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (90,301)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                 6,448,238
-------------------------------------------------------------------------------------------
Net gain on investments                                                           6,355,455
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $15,911,976
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended November 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  9,556,521     $ 10,095,270
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                          (92,783)      (2,092,407)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              6,448,238        3,896,632
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   15,911,976       11,899,495
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (6,937,741)      (7,143,393)
--------------------------------------------------------------------------------------------------
   Class B                                                             (2,553,349)      (2,829,695)
--------------------------------------------------------------------------------------------------
   Class C                                                                (68,030)          (7,564)
--------------------------------------------------------------------------------------------------
   Class M                                                               (101,113)        (116,610)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)            6,762,785      (26,115,871)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                13,014,528      (24,313,638)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     185,846,580      210,160,218
--------------------------------------------------------------------------------------------------
End of year (including undistributed
net investment income of $245,531, and
$320,702, respectively)                                              $198,861,108     $185,846,580
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
----------------------------------------------------------------------------------------
                                                                           Two months
Per-share                                                                     ended
operating performance                       Year ended November 30           Nov. 30+
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.62        $8.52        $9.19        $9.27
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .46          .47          .46          .07
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29          .09         (.66)        (.08)
----------------------------------------------------------------------------------------
Total from
investment operations                    .75          .56         (.20)        (.01)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.46)        (.46)        (.44)        (.07)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.02)          --
----------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --           --         (.01)          --
----------------------------------------------------------------------------------------
Total distributions                     (.46)        (.46)        (.47)        (.07)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.91        $8.62        $8.52        $9.19
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.89         6.86        (2.33)        (.07)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $135,791     $129,535     $142,299     $166,816
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87          .86          .93          .17*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.16         5.48         5.13          .79*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                  5.10         6.00         9.36         9.22*
----------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




CLASS A (continued)
----------------------------------------------------------------------------------------


Per-share
operating performance                                           Year ended September 30
----------------------------------------------------------------------------------------
                                                                1998               1997
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                                             $9.10             $8.87
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                                             .46               .49
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                        .21               .23
----------------------------------------------------------------------------------------
Total from
investment operations                                             .67               .72
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                                                (.47)             (.49)
----------------------------------------------------------------------------------------
From net realized gain
on investments                                                   (.03)               --
----------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                --                --
----------------------------------------------------------------------------------------
Total distributions                                              (.50)             (.49)
----------------------------------------------------------------------------------------
Net asset value,
end of period                                                   $9.27             $9.10
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                           7.55              8.33
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                               $168,032          $165,993
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                        1.00               .96
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                        5.00              5.42
----------------------------------------------------------------------------------------
Portfolio turnover (%)                                          42.76            117.00
----------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
----------------------------------------------------------------------------------------
                                                                            Two months
Per-share                                                                     ended
operating performance                       Year ended November 30           Nov. 30+
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.61        $8.51        $9.19        $9.26
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .40          .41          .40          .06
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29          .10         (.67)        (.07)
----------------------------------------------------------------------------------------
Total from
investment operations                    .69          .51         (.27)        (.01)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.41)        (.38)        (.06)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.02)          --
----------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --           --         (.01)          --
----------------------------------------------------------------------------------------
Total distributions                     (.40)        (.41)        (.41)        (.06)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.90        $8.61        $8.51        $9.19
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.19         6.17        (3.08)        (.07)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $58,190      $53,894      $65,168      $68,513
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.52         1.51         1.58          .28*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.51         4.84         4.48          .68*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                  5.10         6.00         9.36         9.22*
----------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).





CLASS B (continued)
----------------------------------------------------------------------------------------


Per-share
operating performance                                           Year ended September 30
----------------------------------------------------------------------------------------
                                                                1998               1997
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                                             $9.09             $8.86
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                                             .40               .43
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                        .21               .23
----------------------------------------------------------------------------------------
Total from
investment operations                                             .61               .66
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                                                (.41)             (.43)
----------------------------------------------------------------------------------------
From net realized gain
on investments                                                   (.03)               --
----------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                --                --
----------------------------------------------------------------------------------------
Total distributions                                              (.44)             (.43)
----------------------------------------------------------------------------------------
Net asset value,
end of period                                                   $9.26             $9.09
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                           6.86              7.63
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                $68,547           $56,244
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                        1.65              1.61
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                        4.36              4.76
----------------------------------------------------------------------------------------
Portfolio turnover (%)                                          42.76            117.00
----------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                   July 26, 1999++
operating performance                  Year ended Nov. 30      to Nov. 30
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.63        $8.52        $8.87
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment income                    .39          .40          .14
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .30          .11         (.35)
---------------------------------------------------------------------------
Total from
investment operations                    .69          .51         (.21)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.39)        (.40)        (.14)
---------------------------------------------------------------------------
Total distributions                     (.39)        (.40)        (.14)
---------------------------------------------------------------------------
Net asset value,
end of period                          $8.93        $8.63        $8.52
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.15         6.14        (2.39)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,880         $350         $247
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.67         1.66          .61*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.31         4.60         1.64*
---------------------------------------------------------------------------
Portfolio turnover (%)                  5.10         6.00         9.36
---------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------
                                                                            Two months
Per-share                                                                     ended
operating performance                       Year ended November 30           Nov. 30+
----------------------------------------------------------------------------------------
                                        2001         2000         1999         1998
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.61        $8.51        $9.18        $9.25
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .43          .44          .43          .07
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .29          .10         (.66)        (.07)
----------------------------------------------------------------------------------------
Total from
investment operations                    .72          .54         (.23)          --
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.44)        (.41)        (.07)
----------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.02)          --
----------------------------------------------------------------------------------------
In excess of net realized
gain on investments                       --           --         (.01)          --
----------------------------------------------------------------------------------------
Total distributions                     (.43)        (.44)        (.44)        (.07)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.90        $8.61        $8.51        $9.18
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  8.57         6.54        (2.64)        (.01)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,000       $2,068       $2,447       $2,558
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.17         1.16         1.23          .22*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.86         5.18         4.84          .74*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                  5.10         6.00         9.36         9.22*
----------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).





CLASS M (continued)
----------------------------------------------------------------------------------------


Per-share
operating performance                                           Year ended September 30
----------------------------------------------------------------------------------------
                                                                1998               1997
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                                             $9.08             $8.86
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                                             .43               .46
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                        .21               .22
----------------------------------------------------------------------------------------
Total from
investment operations                                             .64               .68
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                                                (.44)             (.46)
----------------------------------------------------------------------------------------
From net realized gain
on investments                                                   (.03)               --
----------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                --                --
----------------------------------------------------------------------------------------
Total distributions                                              (.47)             (.46)
----------------------------------------------------------------------------------------
Net asset value,
end of period                                                   $9.25             $9.08
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                           7.23              7.89
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                 $2,433            $2,365
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                        1.30              1.26
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                        4.71              5.09
----------------------------------------------------------------------------------------
Portfolio turnover (%)                                          42.76            117.00
----------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2001

Note 1
Significant accounting policies

Putnam New York Tax Exempt Opportunities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes by investing in a portfolio of New York tax-exempt securities which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes does not involve undue risk to income or principal.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 2001, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2001, the fund had a capital loss carryover of approximately $2,911,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    -----------------
    $2,817,000    November 30, 2008
        94,000    November 30, 2009

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, realized and unrealized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2001, the fund reclassified $28,541 to increase undistributed net investment income and $41,948 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $13,407. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2001, the fund's expenses were reduced by $64,793 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $588 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc, for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $16,818 and $151 from the sale of class A and class M shares, respectively, and received $70,365 and $659 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. A deferred sales charge of up to 0.40% is assessed on certain redemptions of class M shares. For the year ended November 30, 2001, Putnam Retail Management, acting as underwriter received $9,969 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended November 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $14,285,057 and $9,646,539, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,071,259        $ 18,401,009
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  409,033           3,626,717
---------------------------------------------------------------------------
                                             2,480,292          22,027,726

Shares
repurchased                                 (2,265,913)        (20,076,058)
---------------------------------------------------------------------------
Net increase                                   214,379        $  1,951,668
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,654,161        $ 14,218,897
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  434,903           3,458,529
---------------------------------------------------------------------------
                                             2,089,064          17,677,426

Shares
repurchased                                 (3,762,755)        (31,667,824)
---------------------------------------------------------------------------
Net decrease                                (1,673,691)       $(13,990,398)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,065,313         $ 9,447,075
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  163,902           1,452,617
---------------------------------------------------------------------------
                                             1,229,215          10,899,692

Shares
repurchased                                   (954,153)         (8,453,011)
---------------------------------------------------------------------------
Net increase                                   275,062         $ 2,446,681
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    811,194        $  6,844,597
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  197,596           1,667,336
---------------------------------------------------------------------------
                                             1,008,790           8,511,933

Shares
repurchased                                 (2,405,448)        (20,331,890)
---------------------------------------------------------------------------
Net decrease                                (1,396,658)       $(11,819,957)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    387,012          $3,446,058
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    4,676              41,769
---------------------------------------------------------------------------
                                               391,688           3,487,827

Shares
repurchased                                   (109,643)           (987,228)
---------------------------------------------------------------------------
Net increase                                   282,045          $2,500,599
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     37,774           $ 320,905
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      509              4,003
---------------------------------------------------------------------------
                                                38,283             324,908

Shares
repurchased                                    (26,707)           (228,894)
---------------------------------------------------------------------------
Net increase                                    11,576           $  96,014
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     16,117           $ 141,984
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,298              64,598
---------------------------------------------------------------------------
                                                23,415             206,582

Shares
repurchased                                    (38,819)           (342,745)
---------------------------------------------------------------------------
Net decrease                                   (15,404)          $(136,163)
---------------------------------------------------------------------------

                                              Year ended November 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    251,748         $ 2,148,554
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    8,383              72,726
---------------------------------------------------------------------------
                                               260,131           2,221,280

Shares
repurchased                                   (307,542)         (2,622,810)
---------------------------------------------------------------------------
Net decrease                                   (47,411)        $  (401,530)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


OUR COMMITMENT TO QUALITY SERVICE

* CHOOSE AWARD-WINNING SERVICE

Putnam has won the DALBAR Service Award 10 times in the past 11 years. In 1997, 1998 and 2000, Putnam won all 3 DALBAR awards -- for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

www.putnaminvestments.com

To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

1-800-225-1581

* DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

+ Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New York Tax Exempt Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


AN052-76282  854/228/759  1/02


Notice to Shareholders                                            80016 1/02

New York Tax Exempt Opportunities Fund
The Lipper ranking cited on page 3 of this report for New York Tax Exempt Opportunities Fund used performance data for periods ended November 30,2001.More current data for periods ended December 31,2001 appears below.

Putnam New York Tax Exempt Opportunities Fund ranked 6 of the 104 New York municipal debt funds tracked by Lipper Inc.for the year ended December 31,2001.

Past performance is not indicative of future results.Lipper rankings are based on total return performance,vary over time,and do not include the effect of sales charges.For the 5- and 10-year periods ended 12/31/01, the fund's class A shares ranked 34 out of 80 and 19 out of 37, respectively.Performance of other share classes will vary.


PUTNAM INVESTMENTS
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